


Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Mar 31, 2000
Current Due Period Ending                           Apr 30, 2000
Prior Distribution Date                             Apr 14, 2000
Distribution Date                                   May 12, 2000


Beginning Trust Principal Receivables           3,685,550,926.18
Average Principal Receivables                   3,685,447,607.61
FC&A Collections (Includes Recoveries)             59,836,905.01
Principal Collections                             117,469,064.43
Additional Balances                                43,755,280.88
Net Principal Collections                          73,713,783.55
Defaulted Amount                                   26,397,362.00
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,592,643.00

Beginning Participation Invested Amount           298,472,100.87
Beginning Participation Unpaid Principal          298,472,100.87
Balance
Ending Participation Invested Amount              290,364,433.33
Ending Participation Unpaid Principal Balance     290,364,433.33

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 298,472,100.87
Numerator for Fixed Allocation                    306,607,319.14
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)
Applicable Allocation Percentage                         8.0987%
Investor FC&A Collections                           4,845,991.22

Series Participation Interest Default Amount
Numerator for Floating Allocation                 298,472,100.87
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)
Floating Allocation Percentage                           8.0987%
Series Participation Interest Default Amount        2,137,834.24


Principal Allocation Components
Numerator for Floating Allocation                 298,472,100.87
Numerator for Fixed Allocation                    306,607,319.14
Denominator - Max(Sum of Numerators, Principal  3,685,447,607.61
Receivables)



Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.5000%
(c) Rate Sufficient to Cover Interest, Yield             6.2014%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          298,472,100.87
Principal Balance
(e) Actual days in the Interest Period                        28
Series Participation Monthly Interest, [a*d*e]      1,741,087.26

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,           8,107,667.54
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       5,969,833.30
or e]
(b) prior to Accelerated Amort. Date or not         5,969,833.30
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.0987%
(d) Net Principal Collections                      73,713,783.55
(e) after Accelerated Amort Date or Early           9,772,727.43
Amort Period, [f*g]
(f) Fixed Allocation Percentage                          8.3194%
(g) Collections of Principal
                                                  117,469,064.43

(h) Minimum Principal Amount, [Min(i,l)]            3,234,663.58
(i)  Floating Allocation Percentage of              9,513,427.45
Principal Collections
(j)  1.8% of the Series Participation Interest      5,372,497.82
Invested Amount
(k) Series Participation Interest Net Default       2,137,834.24
Payment Amount
(l)  the excess of (j) over (k)                     3,234,663.58

(m) Series Participation Interest Net Default       2,137,834.24
Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 4,845,991.22
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,741,087.26
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,137,834.24
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  497,453.50
Excess [Sec. 4.11(a)(vi)]                             469,616.22

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  854,551,681.27




Series 1995-1  Owner

Trust Calculations

Due Period Ending        Apr 30, 2000

Payment Date             May 15, 2000



Calculation of Interest Expense


Index (LIBOR)               6.130000%

Accrual end date,        May 15, 2000

accrual beginning date   Apr 17, 2000
and days in Interest
Period                             28


                              Class A        Class B   Certificates     Overcoll
                                                                          Amount

Beginning Unpaid       149,172,173.92  110,434,677.32  10,446,523.53  28,418,726.10
Principal Balance

Previously unpaid                0.00            0.00           0.00
interest/yield

Spread to index                 0.24%          0.625%          1.03%

Rate (capped at 13.0%,      6.370000%       6.755000%      7.160000%
15%, 16%)

Interest/Yield             739,065.25      580,211.52      58,175.53
Payable on the
Principal Balance

Interest on previously           0.00            0.00           0.00
unpaid interest/yield

Interest/Yield Due         739,065.25      580,211.52      58,175.53

Interest/Yield Paid

                           739,065.25      580,211.52      58,175.53


Summary



Beginning Security
Balance                149,172,173.92  110,434,677.32  10,446,523.53  28,418,726.10

Beginning Adjusted
Balance                149,172,173.92  110,434,677.32  10,446,523.53

Principal Paid           4,052,138.94    2,999,836.99     283,768.37     834,104.93

Ending Security        145,120,034.98  107,434,840.33  10,162,755.16  27,646,802.86
Balance

Ending Adjusted        145,120,034.98  107,434,840.33  10,162,755.16
Balance

Ending Certificate                                           3.5000%
Balance as %
Participation Interest
Invested Amount

Targeted Balance       145,182,216.67  107,434,840.33  10,162,755.16

Minimum Adjusted                        61,666,666.67   5,833,333.33  15,833,333.33
Balance



Certificate Minimum                                     8,799,203.79
Balance

Ending OC Amount as                                                   27,646,802.85
Holdback Amount

Ending OC Amount as                                                            0.01
Accelerated Prin Pmts


Beginning Net Charge             0.00            0.00           0.00           0.00
offs

Reversals                        0.00            0.00           0.00           0.00

Charge offs                      0.00            0.00           0.00           0.00

Ending Net Charge Offs           0.00            0.00           0.00           0.00



Interest/Yield Paid        $0.9854203      $3.3694831     $1.9197311
per $1000

Principal Paid per         $5.4028519     $17.4210608     $9.3640566
$1000





Series 1995-1  Owner Trust Calculations
Due Period                                            April 2000
Payment Date                                        May 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        8,107,667.54
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          62,181.69

Series Participation Interest Monthly Interest      1,741,087.26

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.             739,065.25
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             580,211.52
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         58,175.53
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        3,989,957.25
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         2,999,836.99
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       283,768.37
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           834,104.93
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              62,181.69


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated             301,453.27
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       834,104.93
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total           62,181.69
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       771,923.24
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,846.67
